KRANESHARES TRUST

KraneShares Electric Vehicles and Future Mobility Index ETF
(the “Fund”)

Supplement dated June 11, 2021 to the currently effective Summary Prospectus and
Statutory Prospectus as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020 and the supplement dated April 14, 2021.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Pursuant to a supplement dated April 14, 2021, KraneShares Electric Vehicles and Future Mobility Index ETF announced certain changes that would be effective June 15, 2021. Due to the timing of certain foreign holidays, the effective date of the changes announced in the supplement dated April 14, 2021 has been delayed by one day and the effective date of the previously announced changes is now June 16, 2021.

As a result, all the changes noted in the supplement dated April 14, 2021 are now effective on June 16, 2021 instead of June 15, 2021. This includes, among other changes, the changes to the 80% policy, investment objective, principal investment strategies, principal risks and underlying index description. For more information about these changes, please refer to the supplement dated April 14, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.